EXHIBIT 10.r


The following is a written description of the terms of employment of Susan E. Knight, pursuant to Item 601(b)(10)(iii)(B) of Regulation S-K:


   Title:                  Vice President and Chief Financial Officer.

   Base Salary:            $19,166.67 per month.

   Annual Incentive Bonus: Eligible for incentive bonuses under the MTS
                           Management Variable Compensation ("MVC") Plan. Pro rated for fiscal year 2001. For fiscal year 2002, MVC pay-out to be not less than $100,000.

   Stock Options:          Options to purchase 20,000 shares on start date.
                           Thereafter, eligible for grants under the MTS Stock
                           Option Plan, as approved by the Board.

   Employee Benefits:      Eligible to participate in all employee benefits
                           available to U.S. employees.

   Annual vacation:        Three weeks.

   Other:                  Business allowance of $625 per month.


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